SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 28, 2003

MENTOR CORPORATION
(Exact name of registrant as specified in its charter)

                                                 Minnesota                                       0-7955                                       41-0950791
                                                 (State or other jurisdiction               (Commission File No.)                (IRS Employer ID No.)
                                                  incorporation)

201 Mentor Drive
Santa Barbara, California 93111
(Address of principal executive offices)

Registrant's telephone number, including area code:
(805) 879-6000

ITEM 7.  Exhibits.

(c)        The following exhibit is being furnished herewith:

            Exhibit No.        Exhibit Description

            99.1                  Transcript of the Investor Conference on October 28, 2003 for Second Quarter Results for Fiscal 2004

ITEM 12.  Results of Operations and Financial Condition.

On October 28, 2003, Mentor Corporation issued a press release announcing its financial results for its second fiscal quarter ended September 30, 2003, and subsequently held an investor conference call to provide additional information regarding such results.  A transcript of the investor conference call is furnished as Exhibit 99.1 to this report.

The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            MENTOR CORPORATION

Date:  November 4, 2003                     /s/CHRISTOPHER J. CONWAY
                                                            Christopher J. Conway, Chairman
                                                            Chief Executive Officer and President

Date:  November 4, 2003                     /s/ADEL MICHAEL
                                                            Adel Michael, Executive Vice President
                                                            Chief Financial Officer